UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): August 7, 2024 (August 6, 2024)
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Embarcadero Center, Suite 710, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 6, 2024, Stem, Inc. (the “Company”) announced that William Bush will be stepping down as Chief Financial Officer of the Company, effective September 2, 2024.

Also on August 6, 2024, the Company announced that Prakesh Patel, the Company's Chief Strategy Officer, is departing from the Company, effective immediately. Upon Mr. Patel’s departure, the Chief Strategy Officer role will be eliminated, and Mr. Patel’s former responsibilities will be assumed by existing members of the Company’s management team. In connection with his departure, the Company and Mr. Patel are negotiating a separation and release agreement. Upon the execution of such agreement, the Company will file an amendment to this report.

(c)

Chief Financial Officer

In addition, on August 6, 2024, the Company appointed Doran Hole, age 55, as the Company’s Chief Financial Officer and Executive Vice President, effective September 2, 2024.

Mr. Hole most recently served as Chief Financial Officer and Executive Vice President of Ameresco, Inc., a renewable energy asset developer, owner and operator, from July 2019 to August 2024. Prior to that, he served as Chief Executive Officer, North America and Group Vice President – Strategy, at ReneSola Ltd., a solar developer and photovoltaic manufacturer, from November 2017 to July 2019, and as its Chief Financial Officer, North America from December 2016 to November 2017. Mr. Hole holds a Bachelor of Business Administration degree in accounting and international business from the University of Texas at Austin.

In connection with his appointment, Mr. Hole has entered into the Company’s standard form of Executive Employment Agreement (the “Agreement”), a copy of which was previously filed with the SEC as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”). Under the Agreement, Mr. Hole will receive an annual base salary of $475,000, less applicable taxes, payroll deductions and withholdings. In connection with his appointment, he will also receive (a) a sign-on cash bonus of $300,000, less applicable taxes, payroll deductions and withholdings; (b) a sign-on equity award of restricted stock units (“RSUs”) with a target value of $400,000, which will vest 100% on November 7, 2025, subject to his continued employment with the Company on such date; (c) an initial long-term incentive equity award with a target value of $1,000,000, in the form of 75% RSUs and 25% stock options, with 33% vesting on November 7, 2025, 33% vesting on November 7, 2026, and 34% vesting on November 7, 2027, subject to his continued employment with the Company through the applicable vesting dates; and (d) reimbursement for reasonable relocation expenses not to exceed $100,000 and reasonable temporary housing expenses not to exceed $25,000, subject to repayment under certain circumstances. In addition, Mr. Hole will be eligible to receive a cash incentive award under the Company’s annual incentive plan with a target bonus opportunity of 75% of his annual base salary (to be prorated for his partial year of service in 2024). He will also be entitled to certain severance and change-in-control benefits, as set forth in the Agreement.

In addition, Mr. Hole is expected to enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.10 to the Company’s 2021 Form 10-K, pursuant to which the Company may be required, among other things, to indemnify him for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in any action or proceeding arising out of his service as an officer of the Company.

There is no arrangement or understanding between Mr. Hole and any other person pursuant to which he was appointed as an officer of the Company. Mr. Hole has no family relationship with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. In addition, he is not party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Executive Chair

In addition, on August 6, 2024, the Company appointed David Buzby, age 64, as Executive Chair of the Board of Directors (the “Board”) of the Company, effective immediately. After such appointment, Mr. Buzby will also continue to serve in his current role as Chairman of the Board.

Mr. Buzby serves as Chairman of Wondrwall Group Ltd., a UK-based developer of integrated software and hardware systems designed to reduce energy costs and create net-zero homes. Prior to joining Wondrwall in November 2023, he served as an investment advisory committee member at the PRIME Coalition, a 501(c)(3) charity focused on accelerating climate technology, from April 2016 through May 2022. He also has served as the Chief Executive Officer of Bright Plain Renewable Energy, LLC, a company focused on the acquisition and management of solar projects from May 2011 through January 2016. Mr. Buzby holds a Master of Business Administration from Harvard Business School and a Bachelor of Arts degree from Middlebury College.

The Company and Mr. Buzby are negotiating an executive employment agreement for his service as Executive Chair of the Board. Upon the execution of such agreement, the Company will file an amendment to this report.

There is no arrangement or understanding between Mr. Buzby and any other person pursuant to which he was appointed as an officer of the Company. Mr. Buzby has no family relationship with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. In addition, he is not party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
On August 6, 2024, the Company issued a press release announcing the leadership changes described above. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and incorporated into this Section 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as part of this report:

Exhibit No.	Description
99	Stem, Inc. Press Release dated August 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: August 7, 2024	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Corporate Secretary
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